UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 8, 2020

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 4, 2019, the Company consummated a Securities Purchase Agreement with Odyssey Capital Funding, LLC (“Odyssey”) for the purchase of a $525,000 Convertible Promissory Note (“Odyssey Convertible Promissory Note”). On June 8, 2020 the Company and Odyssey amended the Odyssey Convertible Promissory Note through an Amendment, Abatement, And Extension Agreement For Convertible Promissory Note dated June 3, 2019 (“Odyssey Amendment”), attached hereto as Exhibit 10.1, to a six month non-convertible term loan (“Odyssey Term Loan”). The Odyssey Term Loan includes the remaining principal balance of $475,850 and accrued interest of $135,000 for a combined Odyssey Term Loan balance of $610,850. The $610,850 is due in six months bearing 0% interest for three months and 10% per annum thereafter. There is no conversion feature in the Odyssey Term Loan. Odyssey converted 52,961,921 shares of the Company’s common stock into the open market since June 4, 2019. Odyssey agreed to receive payments on the Odyssey Term Loan from first monies raised from any Company financing during efforts in the next six months if prior to the due date. The Company is attempting to restructure all remaining toxic debt obligations.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 9, 2020, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Amendment, Abatement, And Extension Agreement For Convertible Promissory Note Dated June 3, 2019

99.1	Press Release dated June 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:/s/ Stephen J. Thomas III
Stephen J. Thomas III,
Title: Chief Operating Officer

Date: June 9, 2020